ABSOLUTE STRATEGIES FUND
                              INSTITUTIONAL SHARES
                                    A SHARES

                        Supplement dated June 29, 2005 to
              Prospectus dated May 6, 2005 as amended June 29, 2005

INITIAL OFFERING OF INSTITUTIONAL SHARES AND A SHARES. The Fund will initially offer Institutional Shares and A Shares for sale during a period scheduled to begin June 20, 2005 (June 29, 2005 for Institutional Shares) and to end at the close of business on July 26, 2005, subject to change (the "Subscription Period"). During the Subscription Period, Institutional Shares and A Shares will only be offered through brokers/dealers participating in the Subscription Period ("Participating Dealers").

The Fund will offer Institutional Shares and A Shares during the Subscription Period at a price of $10.00 per share (including the applicable sales charge for A Shares). During the Subscription Period, purchasers of A Shares will pay a lower initial sales charge according to the following schedule:

                                                                 SALES CHARGE (LOAD) AS % OF(1):
                                                PUBLIC                 NET ASSET
AMOUNT OF PURCHASE                          OFFERING PRICE               VALUE              REALLOWANCE %(3)
$10,000 but less than $100,000                   3.50%                   3.63%                   3.50%
$100,000 but less than $250,000                  3.00%                   3.09%                   3.00%
$250,000 but less than $500,000                  2.00%                   2.04%                   2.00%
$500,000 but less than $1 million                1.25%                   1.27%                   1.25%
$1 million but less than $3 million              0.00%                  0.00%(2)                0.00%(4)
$3 million but less than $5 million              0.00%                  0.00%(2)                0.00%(4)
$5 million and up                                0.00%                  0.00%(2)                0.00%(4)


(1) Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% will be charged on purchases of $1 million or more that are liquidated within one year of purchase. A CDSC will be charged as follows on the following purchases liquidated in whole or in part within 13 and 24 months of purchase: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million and greater.
(3) The distributor has elected to reallow its entire sales load for the Subscription Period to the Participating Dealers. The sales load normally retained by the Distributor amounts to 0.50% for sales of $10,000 but less than $250,000 and 0.25% for sales of $250,000 but less than $1 million.
(4) The Distributor pays the following sales commissions (as a percentage of the offering price) to Participating Dealers that initiate and are responsible for purchases of $1 million or more of A Shares: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.

For further information  regarding  compensation paid to Participating  Dealers,
please  see  the  section  entitled  "Your  Account  -  General   Information  -
Transactions through Third Parties."

During the Subscription Period, orders and payments for orders received by the Participating Dealers will be processed via the National Securities Clearing Corporation ("NSCC"). Orders and payments for such orders may be processed through the NSCC commencing July 11, 2005 and proceeds will be invested in the Fund as of the date submitted via the NSCC. All investments in the Fund will remain uninvested in cash until July 26, 2005, when the Fund will commence investing its assets consistent with its investment strategies and policies.

To maintain the price per share at $10.00 during the Subscription Period, Absolute Investment Advisers, LLC ("Absolute"), the Fund's investment adviser, has contractually agreed to pay all Fund expenses during the Subscription Period. Payment for such orders will remain in the Fund, but uninvested in a non-interest bearing cash account. You may rescind your order anytime during the Subscription Period prior to its closing and your full payment will be returned to you. No redemption fees will be assessed on redemptions processed during the Subscription Period.

During the Subscription Period, Absolute and its affiliates may sponsor various promotional activities held by the brokers/dealers to promote sales of the Fund. During this period, Absolute, the Fund's investment adviser, or its affiliates may also compensate certain Participating Dealers (each a "Selected Dealers"), out of their own resources and at no cost to the investor, for certain marketing support services rendered during the Subscription Period including finders fees, business planning assistance, advertising, educating personnel of the Selected Dealer about the Fund and shareholder financial planning needs, providing placement on the Selected Dealer's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representative and management representatives of the Selected Dealer. Such payments will create an incentive for the Selected Dealers to recommend that you purchase Fund shares.

Details regarding payments made to Financial Institutions for marketing support services is contained in the SAI and is incorporated into the Fund's prospectus. Contact your Participating Dealer for additional information.

The Fund reserves the right to close the Fund's A Shares to new investors at the end of the Subscription Period based on assets raised during the period. Although the Fund may close to new investors as of the close of business on July 26, 2005, the Fund's A Shares will re-open in thirty to sixty days to new investors.